UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015

MONARCHY VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-1514324	46-0520633
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Calle urique número 5,

Colonia Fuentes de Bellavista, c.p. 33880

Hidalgo del Parral, Chihuahua, Mexico

(Address of principal executive offices)

 _______________________________________

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company determined by unanimous consent on July 16, 2015 to change its fiscal year end from October 31 to June 30, effective June 30, 2015. The change is intended to align the Company’s fiscal periods with those of its subsidiary The Spud Shack Fry Company, Ltd., which has a fiscal year ending June 30.  As a result of this decision, the Company intends to file during the month of September 2015 a Transition Report on Form 10-K for the period ended June 30, 2015.  Filing of the Transition Report will be followed by the filing of Forms 10-Q for the periods ended September 30, 2015 and December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2015

Monarchy Ventures, Inc.

By:	/s/ Timothy J. Ferguson
Timothy J. Ferguson President (Principal Executive Officer)